LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 30, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 29, 2012 OF

LEGG MASON CLEARBRIDGE EQUITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on March 30, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

The following language is added to the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund”:

The “Shareholder fees” table is amended to show that the small account fee of $15 is charged on Class O shares.

The following language replaces the second paragraph in the section of the fund’s Prospectus titled “Other things to know about transactions – Small account fees/Mandatory redemptions – Direct accounts” in order to show that the small account fee is charged on Class O shares:

The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1 and Class I shares.

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